Schedule of Investments (unaudited)
December 31, 2024
iShares® Emerging Markets Infrastructure ETF
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Brazil — 17.7%
CCR SA	107,990	$177,698
Centrais Eletricas Brasileiras SA, ADR(a)	71,376	408,271
Cia de Saneamento Basico do Estado de Sao Paulo SABESP, ADR	35,834	513,501
Cia Paranaense de Energia - Copel, ADR	20,368	120,782
Ultrapar Participacoes SA, ADR	99,296	261,149
		1,481,401
China — 39.3%
Beijing Capital International Airport Co. Ltd., Class H(b)	206,000	73,872
CGN Power Co. Ltd., Class H(c)	874,000	319,306
China Gas Holdings Ltd.	208,400	180,678
China Longyuan Power Group Corp. Ltd., Class H	260,000	214,486
China Merchants Port Holdings Co. Ltd.	128,000	227,649
China Oilfield Services Ltd., Class H	248,000	223,829
China Power International Development Ltd.	343,000	139,268
China Resources Gas Group Ltd.	70,600	279,522
China Resources Power Holdings Co. Ltd.	140,000	338,957
China Suntien Green Energy Corp. Ltd., Class H	252,000	119,008
Cosco Shipping Energy Transportation Co. Ltd., Class H	178,000	142,134
COSCO Shipping Ports Ltd.	136,000	80,088
Huaneng Power International Inc., Class H	320,000	175,735
Jiangsu Expressway Co. Ltd., Class H	134,000	148,033
Kunlun Energy Co. Ltd.	284,000	306,063
Shenzhen Expressway Corp. Ltd., Class H	66,000	62,040
Shenzhen International Holdings Ltd.	146,999	137,220
Zhejiang Expressway Co. Ltd., Class H	178,000	127,585
		3,295,473
Mexico — 18.2%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,760	258,086
Grupo Aeroportuario del Pacifico SAB de CV, ADR	4,452	779,055
Grupo Aeroportuario del Sureste SAB de CV, ADR	1,904	490,528
		1,527,669
Qatar — 5.1%
Qatar Gas Transport Co. Ltd.	371,802	423,333
Thailand — 9.4%
Airports of Thailand PCL, NVDR(a)	455,000	791,554
Security	Shares	Value
United Arab Emirates — 6.1%
ADNOC Drilling Co. PJSC	350,611	$508,775
Total Common Stocks — 95.8% (Cost: $8,230,007)		8,028,205
Preferred Stocks
Brazil — 3.2%
Cia Energetica de Minas Gerais, Preference Shares, ADR	149,079	263,870
Total Preferred Stocks — 3.2% (Cost: $237,846)		263,870
Total Long-Term Investments — 99.0% (Cost: $8,467,853)		8,292,075
Short-Term Securities
Money Market Funds — 7.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.63%(d)(e)(f)	631,401	631,717
Total Short-Term Securities — 7.5% (Cost: $631,606)		631,717
Total Investments — 106.5% (Cost: $9,099,459)		8,923,792
Liabilities in Excess of Other Assets — (6.5)%		(544,538)
Net Assets — 100.0%		$8,379,254

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of
1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Affiliates
Investments in issuers considered to be affiliate(s) of the Fund during the period ended December 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 03/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/24	Shares Held at 12/31/24	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,658,194	$—	$(1,026,637)(a)	$(184)	$344	$631,717	631,401	$5,661 (b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares(c)	30,000	—	(30,000)(a)	—	—	—	—	956	—
				$(184)	$344	$631,717		$6,617	$—

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

Schedule of Investments (unaudited)(continued)
December 31, 2024
iShares® Emerging Markets Infrastructure ETF

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1	03/21/25	$54	$(2,188)
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
• Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;
• Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
• Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.
The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,904,922	$4,123,283	$—	$8,028,205
Preferred Stocks	263,870	—	—	263,870
Short-Term Securities
Money Market Funds	631,717	—	—	631,717
	$4,800,509	$4,123,283	$—	$8,923,792
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2,188)	$—	$—	$(2,188)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Portfolio Abbreviation
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PJSC	Public Joint Stock Company